UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 25, 2017

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) International Business Machines Corporation (IBM or the company) held its Annual Meeting of Stockholders on April 25, 2017. Below are the final voting results. For more information on the following proposals, see IBM’s proxy statement dated March 13, 2017, the relevant portions of which are incorporated herein by reference.

(b)

• Election of Directors for a Term of One Year:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
K.I. Chenault	543,308,501	64,238,389	4,198,962	165,585,849
M.L. Eskew	551,532,516	55,972,073	4,259,828	165,585,849
D.N. Farr	599,805,143	7,378,991	4,577,590	165,585,849
M. Fields	599,657,008	7,708,115	4,399,936	165,585,849
A. Gorsky	591,109,906	16,171,353	4,479,550	165,585,849
S.A. Jackson	567,044,187	40,542,738	4,177,342	165,585,849
A.N. Liveris	587,935,028	19,497,627	4,333,862	165,585,849
W.J. McNerney, Jr.	591,430,249	16,016,010	4,318,776	165,585,849
H.S. Olayan	598,092,837	9,037,764	4,634,693	165,585,849
J.W. Owens	594,563,952	12,905,006	4,295,831	165,585,849
V.M. Rometty	575,090,187	29,724,033	6,946,855	165,585,849
S. Taurel	574,329,239	33,028,522	4,406,995	165,585,849
P.R. Voser	598,872,070	8,247,483	4,643,367	165,585,849

• Ratification of Appointment of Independent Registered Public Accounting Firm:

For	753,469,998	97.49%
Against	19,413,183	2.51%
Abstain	4,465,931

• Advisory Vote on Executive Compensation:

For	328,165,946	54.25%
Against	276,704,419	45.75%
Abstain	6,891,763
Broker Non-Votes	165,585,849

• Advisory Vote Regarding Frequency of Advisory Vote on Executive Compensation:

1 Year	543,653,471	89.73%
2 Years	4,410,760	0.73%
3 Years	57,777,992	9.54%
Abstain	5,921,873
Broker Non-Votes	165,585,849

(d) Based on the results of the vote regarding Frequency of Advisory Vote on Executive Compensation, the company will continue to provide an advisory vote on executive compensation on an annual basis.

• Stockholder Proposal on Lobbying Disclosure:

For	156,939,956	26.54%
Against	434,295,363	73.46%
Abstain	20,528,721
Broker Non-Votes	165,585,849

• Stockholder Proposal on Special Shareowner Meetings:

For	227,085,496	37.66%
Against	375,969,420	62.34%
Abstain	8,709,367
Broker Non-Votes	165,585,849

• Stockholder Proposal to Adopt a Proxy Access By-law:

For	357,727,206	59.43%
Against	244,249,954	40.57%
Abstain	9,790,396
Broker Non-Votes	165,585,849

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 28, 2017

By:	/s/ Christina M. Montgomery

Christina M. Montgomery
Vice President and Secretary